Exhibit 10.2

AMENDMENT TWELVE

TO PRODUCT PURCHASE AGREEMENT NO. 02542-060507

This Amendment No. 12 (“Amendment Twelve”) is dated May 15, 2012 (the “Amendment Twelve Effective Date”) and is an amendment to the Product Purchase Agreement No. 02542-060507 dated September 9, 2007, (the “Agreement”) between Dot Hill Systems Corp (“Supplier”), a corporation organized and operating under the laws of Delaware with its principal place of business at 1351 S. Sunset Blvd., Longmont, CO 80501, and Hewlett-Packard Company (“HP”), a Delaware corporation, with offices at 3000 Hanover Street, Palo Alto, California 94304. Supplier and HP may be referred to individually as a “Party” and collectively as “Parties.”

WHEREAS, Supplier and HP have entered into that certain Agreement including all exhibits and amendments thereto, (collectively, the “Agreement”), whereby Supplier authorized HP to distribute and promote certain products and services pursuant to the terms and conditions contained therein;

WHEREAS, Supplier and HP each desires to amend the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Exhibit (B) (Product Description and Specifications) attached to the Agreement shall be amended by inclusion at the end of the current Exhibit (B) Exhibit (B-12) attached hereto.

2.	Section 22. Miscellaneous is hereby amended to include the following new “Section 22.17 [...***...] Power Supply Compensation:”

Section (new) 22.17 [...***...] Power Supply Compensation

22.17.1    Supplier will pay HP $2.0 million by check or wire transfer at HP’s election at the earliest of May 4, 2012, or no later than 3 business days after the amendment has been executed by both parties.
.
22.17.2    Supplier will provide HP with [...***...].

22.17.3    [...***...], Supplier will guarantee [...***...] with the exception of: (i) [...***...] outlined in 22.17.2

***CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.2

above and; (ii) [...***...] that fall under the [...***...] instead of the current [...***...] (which provides for the [...***...]). [...***...].

22.17.4    With respect to [...***...] power supply failures that are based on [...***...], HP agrees and commits to [...***...]. Should HP require additional power supplies [...***...], HP will return to Supplier or Supplier’s Power Supply Vendor, [...***...]. [...***...].

22.17.5 Supplier and HP jointly agree that they shall periodically review the issues associated with the [...***...] power supplies and its impact on HP’s end-user customers.

22.17.6    Supplier will have no further obligations to HP and HP will make no additional claims whatsoever regarding the [...***...] power supply failures. As between HP and Supplier, HP agrees it will be HP’s exclusive responsibility to manage, resolve, settle, litigate and/or pay for claims made by HP’s customers against Supplier regarding the [...***...] power supply failures.

Except as expressly set forth herein, all other terms and conditions of the Agreement shall continue in full force and effect. Capitalized terms used but not defined herein shall have the meanings given thereto in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment Twelve to be executed by their duly authorized representatives on the dates indicated below.

HEWLETT-PACKARD COMPANY	DOT HILL SYSTEMS CORP.

By: /s/ Alexander D. [illegible]            By: /s/ Hanif Jamal

Name: Alexander D. [illegible]            Name: Hanif Jamal

Title: HPSD Director MSA	Title: CFO

Date:                             Date:     May 15, 2012

 ***CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.2

EXHIBIT (B-12)

ADDITIONAL PRODUCT DESCRIPTION AND SPECIFICATIONS

The following Statements of Work (“SOW”) have been signed and finalized, and contain applicable Product descriptions and specifications. These SOWs are made a part of the Agreement hereof by reference.

[...***...]

[...***...]

[...***...]

The parties agree to further amend this Exhibit for existing and/or follow-on Products as needed and as mutually agreed upon. As SOWs are finalized, they will be added to this Exhibit.

Detailed listings of Products with Product Numbers are set forth in the various pricing tables published by Supplier on a regular basis which are automatically incorporated into Exhibit E of the Agreement.

This Exhibit in no way alters or nullifies any previous Amendments to the Agreement. The failure to list a SOW on this Exhibit, or anywhere else in the Agreement, does not in any way change the fact that all purchases by HP and its Eligible Purchasers from Supplier shall be governed by the terms of this Agreement, whether or not set forth in an Exhibit to this Agreement.

***CONFIDENTIAL TREATMENT REQUESTED